SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 29, 2005


                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)


           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                    90023
  (Address  of  Principal  Executive  Offices)                    (Zip  Code)


  Registrant's telephone number, including area code:  (323) 980-8145


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

     On June 30, 2005, 99 Cents Only Stores (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit
99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 8.01.   Other Events.

     On June 29, 2005, the Company issued a press release announcing a restatement of its financial statements for 2002, 2003, and the first three quarters of 2004 related to lease accounting and depreciation. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.   Description

     99.1          Press release dated June 30, 2005

     99.2          Press release dated June 29, 2005


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        99 CENTS ONLY STORES


Date:  June 30, 2005                    By:  /S/ JEFFREY KNIFFIN


                                        ---------------------------------
                                          Jeffrey Kniffin
                                          Interim Chief Financial Officer